Rule 497(e)

Registration Nos. 333-168727 and 811-22452

FIRST TRUST SERIES FUND
FIRST TRUST SHORT DURATION HIGH INCOME FUND
(the “Fund”)
SUPPLEMENT TO THE FUND’S PROSPECTUS
DATED MARCH 1, 2017
DATED MARCH 14, 2017
1.	Notwithstanding anything to the contrary in the prospectus for the Fund, footnote number three to the table entitled “Summary Information-Annual Fund Operating Expenses” in the prospectus is replaced in its entirety with the following:
“The Fund’s investment advisor has agreed to waive fees and reimburse expenses through February 28, 2018 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) will not exceed 1.35% from March 1, 2018 through February 28, 2027. Fees waived or expenses borne by the Fund’s investment advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the First Trust Series Fund.”
PLEASE KEEP THIS SUPPLEMENT WITH THE FUND’S PROSPECTUS FOR FUTURE REFERENCE